Deposits	12 Months Ended
Dec. 31, 2014
Banking and Thrift [Abstract]
Deposits
(6)	Deposits

The aggregate amount of time deposits with a minimum denomination of $100,000 was approximately $12.3 million and $14.8 million at December 31, 2014 and 2013, respectively. Deposits in excess of $250,000 are not insured by the FDIC.

At December 31, 2014, the scheduled maturities of time deposits are as follows (in thousands):

Year Ending December 31,	Amount
2015	$26,369
2016	6,032
2017	3,852

$36,253